SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 13, 2002

INGLES MARKETS, INCORPORATED

(Exact name of registrant as specified in its charter)

NORTH CAROLINA	0-14706	56-0846267

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 6676, Asheville, North Carolina 28816

(Address of Principal Executive Offices)

(828) 669-2941

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
Section 906 Certification of the CEO
Section 906 Certification of the CFO
Press Release dated August 13, 2002

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Statement Under Oath of Principal Executive Officer of Ingles Markets, Incorporated, Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement Under Oath of Principal Financial Officer of Ingles Markets, Incorporated, Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.3	Press release dated August 13, 2002.

Item 9. Regulation FD Disclosure

     On August 13, 2002, Ingles Markets, Incorporated submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the SEC’s June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. The submissions were announced in a press release issued by Ingles Markets, Incorporated, which is attached as Exhibit 99.3 to this report.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED

Date: August 13, 2002	By:	/s/ Robert P. Ingle

Robert P. Ingle
Chairman of the Board and
Chief Executive Officer

Date: August 13, 2002	By:	/s/ Brenda S. Tudor

Brenda S. Tudor
Vice President-Finance and
Chief Financial Officer

3